FEDERATED TOTAL RETURN BOND FUND
FEDERATED LIMITED DURATION FUND
FEDERATED MORTGAGE FUND
FEDERATED ULTRASHORT BOND FUND

(Portfolios of Federated Total Return Series, Inc.)


SUPPLEMENT TO PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION, AS APPROPRIATE, DATED NOVEMBER 30, 1998

I. At the March 23, 1999 shareholder meeting, shareholders approved the following changes:

        1) Elected seven Directors.

        2) Ratified the selection of the Fund's independent auditors.

II. The following actions were taken by the Board of Directors with regard to non-fundamental investment policies of Federated Total Return Bond Fund:

        1) Approved the following non-fundamental investment policy:

            "The Fund may purchase zero coupon bonds, including pay-in-kind securities." There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

                                                                  March 23, 1999

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Federated Investors

Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
www.federatedinvestors.com

Cusip 31428Q101 Cusip 31428Q507 Cusip 31428Q408 Cusip 31428Q309 Cusip 31428Q887
Cusip 31428Q804 Cusip 31428Q606 G02549-03 (3/99)